UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 15, 2023

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD

On June 15, 2023, J. Bradley Scovill, President and CEO, and Mark A. Hughes, Treasurer and Chief Financial Officer, of Citizens & Northern Corporation (Corporation) are scheduled to present an overview of the Corporation to various institutional analysts and investors for the Piper Sandler & Co. 2023 Philly Bank Bonanza event in Philadelphia, PA.

The Investor Presentation to be used in discussions with the analysts and investors is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. This Current Report is being furnished pursuant to Regulation FD and no part shall be deemed "filed" for any purpose.

Item 9.01   Financial Statements and Exhibits.

99.1	Citizens & Northern Corporation Investor Presentation
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6
CITIZENS & NORTHERN CORPORATION

Dated: June 15, 2023	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer